UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 21, 2014, Lamar Advertising Company issued a press release announcing that its wholly owned subsidiary, Lamar Media Corp., intends to redeem in full all $400,000,000 in aggregate principal amount of its 7 7/8% Senior Subordinated Notes due 2018 (CUSIP No. 513075AY7) (the “Notes”) on April 21, 2014. The redemption will be made in accordance with the terms of the indenture governing the Notes and the terms of the notice of redemption that is being mailed to all registered holders of the Notes by the trustee for the Notes.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Lamar Advertising Company dated March 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 21, 2014	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: March 21, 2014	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Lamar Advertising Company dated March 21, 2014.